                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 August 9, 2004
                Date of Report (Date of earliest event reported)

                        ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                         0-24956                75-1872487
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                    (Address of Principal Executive Offices)

                                 (800) 257-4335
              (Registrant's Telephone Number, Including Area Code)






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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit

Exhibit
Number     Description of Document
-------    -----------------------

           The following exhibit is not filed but is furnished as described below.

99.1 Press Release, dated August 9, 2004, issued by Associated Materials Incorporated.



Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 9, 2004, Associated Materials Incorporated issued a press release announcing results for its second quarter ended July 3, 2004. A copy of the press release is attached as Exhibit 99.1 hereto. The information furnished in this report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASSOCIATED MATERIALS
                                         INCORPORATED


Date: August 9, 2004                     By:  /s/ D. Keith LaVanway
                                             -----------------------------
                                             D. Keith LaVanway
                                             Vice President - Chief Financial
                                             Officer, Treasurer and Secretary



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